Financial Results Financial Results 2012 Morgan Stanley Financial Services 2012 Morgan Stanley Financial Services June 13, 2012 June 13, 2012 Exhibit 99.1

Forward Looking Statements
The information contained in this presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions;
(ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in
Puerto Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii)
competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-
Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance
Corporation assessments. Other than to the extent required by applicable law,  the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended
December 31, 2011 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended March 31, 2012 is based on preliminary unaudited data and is subject to change.

Q1 2012 Highlights
•
Net income for the quarter amounted to $48.4 million; our fifth consecutive profitable quarter
•
Continued improvement in credit quality trends in non-covered portfolio
NPLs declined by $56 million
NPL inflows (commercial and construction) declined by 21%
Net charge-offs decreased by $18 million
•
Provision for non-covered loans declined by $41.4 million
•
Newly created Commercial Credit Administration Group consolidates several divisions performing commercial credit management and administrative functions
•
Maintained strong revenue generation, robust margins and further strengthened capital ratios

Financial Results

¹ Unaudited
² EPS amounted to $0.46 in Q1 2012 and $0.02 in Q4 2011 after the 1-for-10 reverse stock split effected on May 29, 2012.
2
$ in thousands (except per share data) Q1 2012
1
Q4 2011
1
Variance
Net interest income $337,582 $344,780 ($7,198)
Service fees & other oper. income
129,710 113,848 15,862
Gain on sale of investments, loans & trading profits
9,453 18,064 (8,611)
Total revenues before FDIC (expense) income
476,745 476,692 53
FDIC loss-share (expense) income
(15,255) 17,447 (32,702)
Gross revenues
461,490 494,139 (32,649)
Provision for loan losses-non covered loans
82,514 123,908 (41,394)
Provision for loan losses-covered loans
18,209 55,900 (37,691)
Total provision for loan losses
100,723 179,808 (79,085)
Net revenues
360,767 314,331 46,436
Personnel costs
121,491 124,547 (3,056)
Other operating expenses
174,676 186,546 (11,870)
Total operating expenses
296,167 311,093 (14,926)
Income before Tax
64,600 3,238 61,362
Income Tax
16,192 263 15,929
Net income $48,408 $2,975 $45,433
Financial Ratios
EPS $0.05 $0.00 $0.05
NIM 4.27% 4.30% -0.03%

4 ¹ Unaudited
Significant Quarterly Variances
(1)
Net interest income ($7,198)
Service fees & other
oper. income
15,862
FDIC loss-share income
(expense)
(32,702)
Provision for loan losses-
non covered loans
(41,394)
Provision for loan losses-
covered loans
(37,691)
Personnel costs (3,056)
Other operating expenses (11,870)
Due to lower provisioning requirements
Driven by lower pension costs and salaries, mostly due to the retirement window but partially offset by payroll taxes,
incentives and other benefits
Driven by lower business promotion ($6.4 million)  and a benefit from lower provision for unfunded credit commitments
($9.5 million), partially offset by higher OREO expenses
($4.3 million)
$25.2 million principally due to 80% mirror accounting from the decrease in provision for loan losses of covered loans
$13.6 million from the covered portfolio related to certain pools of mortgage loans with lower interest accretion in Q1 (extended average life estimates) offset by lower interest expense on
deposits and repayment of FDIC note ($6.3 million)
$9.5 million  higher other income mainly due to valuation in investments accounted for under the equity method and
$5.9 million in other service fees (MSR valuation $11.5 million)
$17.9 million lower net charge offs and $25.3 million  attributed to the revision of the ALLL methodology for commercial and
construction (US $17.8 million & PR $7.5 million)

Capital Ratios

•
Strong capital ratios above CCAR banks and peers
(1) (4)
Peers include:  CMA, HBAN, ZION, FNFG, PBCT, SNV, FHN, BOKF, ASBC & FBP
See the earnings press release for reconciliation of  Common Stockholders Equity  (GAAP) to Tier 1 Common Equity (Non-GAAP)
Minimum Regulatory Requirements for Well Capitalized
Peer  & CCAR ratios are as of December 31, 2011
1
2
3
4
Tier 1 Common Tier 1 Capital Total Capital Tangible Common Equity
2
5%
6%
10
12.53
16.51
17.79
8.83
11.18
13.76
16.24
9.15
10.65
12.98
15.70
7.01
Popular Q1 2012 Peers Average CCAR Average
3
3
3

•
Total Loans remained relatively flat
•
NPLs decreased for the second consecutive
quarter driven primarily by lower levels in all
portfolios
•
US construction      $32 million
•
PR commercial      $10 million
•
PR mortgage      $16 million
•
NCOs  declined due to positive variances in
commercial and construction, offset in part
by increases in mortgage
•
Reduction in NCO ratio from 2.46% in
Q4 2011 to 2.13% in  Q1 2012
•
Provision for loan losses
in Q1 2012 was
down 33% compared to the Q4 2011
•
Allowance to loans & allowance coverage
ratio remained relatively flat
6
Consolidated Credit Summary (Excluding  Covered Loans)
$ in millions
Q1 12 Q4 11
Q1 12 vs
  Q4 11
Q1 11
Q1 12 vs
Q1 11
Loans Held to Maturity (HTM) $20,479 $20,602 -0.60% $20,677 -0.96%
Loans Held for Sale 362              363              -0.28% 570            -36.49%
Total Non Covered Loans 20,841 20,965 0.60% 21,247 -1.91%
Non-performing loans (NPLs) $1,682 $1,738 -3.21% $1,614 4.21%
Commercial $819 $830 -1.33% $700 17.00%
Construction $70 $96 -27.08% $127 -44.88%
Legacy $79 $76 3.95% $150 -47.33%
Mortgage $667 $687 -2.91% $578 15.40%
Consumer $47 $49 -4.08% $59 -20.34%
NPLs HTM to loans HTM 8.21% 8.44% -0.23% 7.80% 0.41%
Net charge-offs (NCOs) 108 126 -14.29% 139 -22.30%
Commercial $54 $71 -23.94% $56 -3.57%
Construction $0 $5 -100.00% $9 -100.00%
Legacy $4 $6 -33.33% $20 -80.00%
Mortgage $17 $9 88.89% $8 112.50%
Consumer $33 $35 -5.71% $46 -28.26%
NCOs to average loans HTM 2.13% 2.46% -0.33% 2.74% -0.61%
Provision for loan losses (PLL) 83 124 -33.06% 60 38.33%
PLL to total loans HTM 1.62% 2.41% -0.79% 1.16% 0.46%
PLL to NCOs 0.76x 0.98x -0.22x 0.43x 0.33x
Allowance for loan losses (ALL) 665 690 -3.62% 727 -8.53%
ALL to loans (excl. LHFS)
3.25% 3.35% -0.10% 3.52% -0.27%
ALL to NPLs HTM 39.53% 39.73% -0.20% 45.07% -5.54%

Commercial & Construction NPL Inflows
Credit Quality Overview -
•
Total commercial and construction NPL
inflows decreased by $37 million or 21%
driven by decreases in both PR and the US
In PR, commercial and construction NPL inflows
decreased by $8 million or 8%
In the US, commercial and construction NPL
inflows decreased by $29 million or 38%
7
Selected Portfolios
Total PR Mortgage Exposure – Owned + Recourse
•
Total  PR mortgage exposure includes both:
On-balance sheet mortgage loans
Loans sold with recourse
•
Portfolio key statistics:
Recourse balance is down $1.1 billion or 26%
since 4Q 2009
90+ days past due percentage delinquency has
decreased by 14%
from its peak in Q3 2010
$
$
$119
$161
$149
$174
$133
$116
$223
$101
$93
$147
$104
$109
$136
$61
$79
$77
$77
$48
0.00
50.00
100.00
150.00
200.00
250.00
300.00
350.00
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
PR Inflows US Inflows
4Q09
1Q10 2Q10 3Q10
4Q10
1Q11
2Q11 3Q11 4Q11 1Q12
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
11.3%
11.4%
11.8% 12.0%
12.7%
12.9%
13.2%
12.2%
11.8%
11.0%
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
Recourse Portfolio Owned Portfolio Contributed 90+%DPD

Methodology
ASC 450
General Reserve- ASC 450 (FAS 5) + Specific
Reserve-
ASC 310 (FAS 114) = Total ALLL
Changes
Implemented
•
Revised to a more granular segmentation based on credit-risk characteristics
Enhances homogeneity of portfolios
•
Changed trend factor to 12 months for commercial and construction portfolios
Improves the methodology’s ability to calibrate the impact of current loss trends
•
Implementation resulted in a net reduction of approximately $25 million in ALLL balance
(mostly in the US)
Allowance for Loan and Lease Losses (ALLL)
•
Base loss - 36-month average net charge-offs for commercial/construction portfolios and
18-month average net charge-offs for consumer/mortgage portfolios
•
Trend
factor-
Replaces base-loss period with 6-month average net charge-off when it is higher than base loss (up to determined cap)
•
Environmental factor - Captures certain credit / economic trends and factors not considered in the base losses
8
•
General reserve - Based on historical losses adjusted for a recent trend factor +
•
Specific reserve - Attributed to loans deemed impaired (mostly commercial loans environmental factor
over $1mm)

Coverage Ratio
1 Allowance to Loan Losses / Non-performing Loans
2 Allowance to Loan Losses + Lifetime Charge-offs / Non-performing Loans
3
Includes Legacy loans
The coverage ratio of 39.5% does not take into account the high percentage of individually analyzed loans and lifetime charge-offs
Total NPLs
$1,682
Individually Analyzed
$849
Collectively Analyzed
$833
$ in millions
9
Coverage Ratio (CR)
1
: 3%
Adjusted Coverage Ratio (ACR)
2
: 33%
Coverage Ratio (CR)
1
: 76%
Adjusted Coverage Ratio (ACR)
2
: 104%
Mort. Comm. Const.
3
Cons. Mort. Comm.
3
Const.
3
Cons.
NPLs $239 $510 $90 $9 $428 $358 $9 $39
Lifetime NCOs $4 $166 $80 $0 $84 $130 $18 $0
Reserve $16 $11 $1 $1 $109 $349 $17 $161
CR 7% 2% 1% 15% 26% 97% 198% 414%
ACR 8% 35% 90% 15% 45% 133% 410% 414%
3

Summary & Outlook

2012 Strategy
• Further improve credit risk profile
• Add low-risk assets
• Continue efficiency efforts
• Continue improvement at BPNA
• Build on strong revenues and robust capital position

Appendix Appendix

P.R.  & US Business

1
Excludes covered loans
$ in millions (Unaudited) Q1 12 Q4 11 Variance Q1 12 Q4 11 Variance
Net Interest Income $290 $299 ($9) $74 $73 $1
Non Interest Income 114 136 (22) 16 21 (5)
Gross Revenues 404 435 (31) 90 94 (4)
Provision (non-covered) 68 88 (20) 15 36 (21)
Provision (covered WB) 18 56 (38) - - -
Provision for loan losses 86 144 (58) 15 36 (21)
Expenses 234 253 (19) 65 60 5
Tax Expense 17 4 13 1 1 (0)
Net Income (Loss) $67 $34 $33 $9 ($3) $12
NPLs  (HTM) ¹ $1,343 $1,371 ($28) $338 $366 ($28)
NPLs  (HTM + HFS) ¹ 1,570 1,620 (50) 344 379 (35)
Loan loss reserve 586 578 8 217 237 (20)
Assets $28,027 $28,423 ($396) $8,665 $8,581 $84
Loans  (HTM) 19,053 19,159 (106) 5,618 5,762 (144)
Loans  (HTM + HFS) 19,406 19,507 (101) 5,626 5,778 (152)
Deposits 21,040 21,850 (810) 6,247 6,168 79
NIM 4.90% 4.97% -0.07% 3.78% 3.68% 0.10%
PR US

Credit Ratings Update
•
Our senior unsecured ratings have been gradually improving since 2010:
Moody’s: Ba1 Negative Outlook
S&P: B+ Stable Outlook
Fitch: B+ Positive Outlook
•
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
•
January 2012:  Fitch raised BPOPs outlook to positive
•
December 2011: S&P raised its ratings on BPPR to BB from BB - and changed outlook to stable given revised bank criteria to Regional banks
•
July 2011: S&P raised our senior unsecured rating by one notch to B+
•
As the P.R. economy stabilizes and our credit metrics improve, we should see upward pressure on the ratings

Financial Results Financial Results First Quarter 2012 First Quarter 2012